UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 11, 2026

ILLINOIS TOOL WORKS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-4797	36-1258310
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

155 Harlem Avenue, Glenview, IL 60025

(Address of Principal Executive Offices, and Zip Code)

847-724-7500

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ITW	New York Stock Exchange
0.625% Euro Notes due 2027	ITW27	New York Stock Exchange
3.250% Euro Notes due 2028	ITW28	New York Stock Exchange
2.125% Euro Notes due 2030	ITW30	New York Stock Exchange
1.00% Euro Notes due 2031	ITW31	New York Stock Exchange
3.375% Euro Notes due 2032	ITW32	New York Stock Exchange
3.00% Euro Notes due 2034	ITW34	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On August 11, 2026, Illinois Tool Works Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) among the Company and the several underwriters named therein (collectively, the “Underwriters”), for which Citigroup Global Markets Inc. and J.P. Morgan Securities LLC acted as representatives. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1 and is incorporated by reference herein.

On August 13, 2026, the Company issued $1.5 billion in aggregate principal amount of 4.650% notes due 2029 (the “Notes”), pursuant to the Company’s shelf registration statement on Form S-3 ASR (Registration No. 333-297334) and the prospectus included therein (the “Base Prospectus”), filed by the Company with the Securities and Exchange Commission (the “SEC”) on July 9, 2026, and the prospectus supplement dated August 11, 2026 relating thereto (together with the Base Prospectus, the “Prospectus”).

The Notes were issued pursuant to an Indenture dated as of November 1, 1986 (the “Base Indenture”), as supplemented by a First Supplemental Indenture dated as of May 1, 1990, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee (together, the “Indenture”), the Prospectus, and an Officers’ Certificate containing the terms of the Notes.

The Notes will mature on August 13, 2029 and bear interest at a rate of 4.650% per annum, which the Company will pay semi-annually in arrears on February 13 and August 13 of each year, beginning on February 13, 2027. The Prospectus provides that the Company intends to use the net proceeds from this offering to repay a portion of the indebtedness the Company has incurred under its commercial paper program. Any remaining proceeds will be used for general corporate purposes, which may include, among other things, the repayment of other outstanding indebtedness.

The foregoing description of the Notes is only a summary and is qualified in its entirety by the Base Indenture, the First Supplemental Indenture, the Officers’ Certificate and the Form of Notes, copies of which are included herewith as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, and are incorporated by reference herein.

A copy of the opinion of Faegre Drinker Biddle & Reath LLP, counsel to the Company, relating to the legality of the Notes, is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated as of August 11, 2026, with the several underwriters named therein, for which Citigroup Global Markets Inc. and J.P. Morgan Securities LLC acted as representatives.

4.1	Indenture between Illinois Tool Works Inc. and The First National Bank of Chicago, as Trustee, dated as of November 1, 1986, filed as Exhibit 4.4 to the Company’s Registration Statement on Form S-3 filed on August 4, 2023 (Commission File No. 333-242331) and incorporated herein by reference.

4.2	First Supplemental Indenture between Illinois Tool Works Inc. and Harris Trust and Savings Bank, as Trustee, dated as of May 1, 1990, filed as Exhibit 4.5 to the Company’s Registration Statement on Form S-3 filed on August 7, 2020 (Commission File No. 333-242331) and incorporated herein by reference.

4.3	Officers’ Certificate dated August 13, 2026, establishing the terms, and setting forth the form, of the 4.650% Notes due 2029.

4.4	Form of 4.650% Notes due 2029 (included in Exhibit 4.3 above).

5.1	Opinion of Faegre Drinker Biddle & Reath LLP.

23.1	Consent of Faegre Drinker Biddle & Reath LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data file (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLINOIS TOOL WORKS INC.
Date: August 13, 2026

	By:	/s/ Matteo C. Pigozzo
	Name:	Matteo C. Pigozzo
	Title:	Vice President & Chief Accounting Officer